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TIMBERLAND BANCORP, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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December 19, 2016

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Timberland Bancorp, Inc., to be held at The Polson Museum, 1611 Riverside Avenue, Hoquiam, Washington, on Tuesday, January 24, 2017 at 1:00 p.m., local time.

The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we will also report on our operations.  Directors and officers of Timberland Bancorp, Inc., as well as a representative of Delap LLP, our independent auditor for the fiscal year ended September 30, 2016, will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at the meeting, whether or not you attend in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,
/s/ Jon C. Parker
Jon C. Parker
Chairman of the Board

TIMBERLAND BANCORP, INC.
624 SIMPSON AVENUE
HOQUIAM, WASHINGTON 98550
(360) 533-4747

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 24, 2017

Notice is hereby given that the annual meeting of shareholders of Timberland Bancorp, Inc. will be held at The Polson Museum, 1611 Riverside Avenue, Hoquiam, Washington, on Tuesday, January 24, 2017 at 1:00 p.m., local time, for the following purposes:

Proposal 1.	Election of three directors to each serve for a term of three years.

Proposal 2.	Advisory (non-binding) approval of our executive compensation as disclosed in this Proxy Statement.

Proposal 3.	Ratification of the Audit Committee's selection of Delap LLP as our independent auditor for 2017.

We will also consider and act upon such other business as may properly come before the meeting, or any adjournment or postponement thereof.  As of the date of this notice, we are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on December 2, 2016 as the record date for the annual meeting.  This means that shareholders of record at the close of business on that date are entitled to receive notice of, and to vote at the meeting and any adjournment thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited by the Board of Directors.  The proxy will not be used if you attend and vote at the annual meeting in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ DEAN J. BRYDON
DEAN J. BRYDON CORPORATE SECRETARY

Hoquiam, Washington
December 19, 2016

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies in order to ensure a quorum.  A pre-addressed envelope is enclosed for your convenience.  No postage is required if mailed in the United States.

PROXY STATEMENT
OF
TIMBERLAND BANCORP, INC.
624 SIMPSON AVENUE
HOQUIAM, WASHINGTON 98550
(360) 533-4747

ANNUAL MEETING OF SHAREHOLDERS
JANUARY 24, 2017

The Board of Directors of Timberland Bancorp, Inc. is using this Proxy Statement to solicit proxies from our shareholders for use at the annual meeting of shareholders.  We are first mailing this Proxy Statement and the enclosed form of proxy to our shareholders on or about December 19, 2016.

The information provided in this Proxy Statement relates to Timberland Bancorp, Inc. and its wholly-owned subsidiary, Timberland Bank.  Timberland Bancorp, Inc. may also be referred to as "Timberland" and Timberland Bank may also be referred to as the "Bank."  References to "we," "us" and "our" refer to Timberland and, as the context requires, Timberland Bank.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:         Tuesday, January 24, 2017
Time:	1:00 p.m., local time
Place:	The Polson Museum, 1611 Riverside Avenue, Hoquiam, Washington

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	Election of three directors to each serve for a term of three years.

Proposal 2.	Advisory (non-binding) approval of our executive compensation as disclosed in this Proxy Statement.

Proposal 3.	Ratification of the Audit Committee's selection of Delap LLP as our independent auditor for 2017.

We also will transact any other business that may properly come before the annual meeting.  As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on January 24, 2017

Our Proxy Statement and Annual Report to Shareholders are available at https://www.materials.proxyvote.com/887098.  The following materials are available for review:

                •        Proxy Statement;

                •        proxy card; and
                •       Annual Report to Shareholders.

Directions to attend the annual meeting, where you may vote in person, can be found online at http://www.timberlandbank.com.

Who is Entitled to Vote?

We have fixed the close of business on December 2, 2016 as the record date for shareholders entitled to notice of and to vote at our annual meeting.  Only holders of record of Timberland's common stock on that date are entitled to notice of and to vote at the annual meeting.  You are entitled to one vote for each share of Timberland common stock you own.  On December 2, 2016, there were 6,951,468 shares of Timberland common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all shareholders on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials.  This answer provides voting instructions for shareholders of record.  You are a shareholder of record if your shares of Timberland common stock are held in your name.  If you are a beneficial owner of Timberland common stock held by a broker, bank or other nominee (i.e., in "street name"), please see the instructions in the following question.

Shares of Timberland common stock can only be voted if the shareholder is present in person or by proxy at the annual meeting.  To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting.  You can always change your vote at the meeting if you are a shareholder of record.

Voting instructions are included on your proxy card.  Shares of Timberland common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder's instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares FOR the election of each of our director nominees, FOR advisory approval of the compensation of our executive officers as disclosed in this Proxy Statement and FOR ratification of the selection of Delap LLP as our independent auditor.  If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in street name by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If your common stock is held in street name, you will receive instructions from your broker that you must follow in order to have your shares voted.  Your broker may allow you to deliver your voting instructions via the telephone or the Internet.  Please see the instruction form that accompanies this Proxy Statement.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, shares not voted are treated as "broker non-votes."  The proposals to elect directors and provide advisory approval of executive compensation are considered non-discretionary items; therefore, you must provide instructions to your broker in order to have your shares voted on these proposals.

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

We maintain the Timberland Bank Employee Stock Ownership and 401(k) Plan ("ESOP and 401(k) Plan") for the benefit of our employees.  Each participant may instruct the trustee how to vote the shares of Timberland common stock allocated to his or her account under the ESOP portion of the plan by completing the voting instruction sheet distributed by the administrator.  If a participant properly executes the voting instruction sheet, the administrator will instruct the trustee to vote the participant's shares in accordance with the participant's instructions.  Unallocated shares of Timberland common stock held in the ESOP portion of the plan and allocated shares for which proper voting instructions are not received will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of Timberland common stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held 120 days or more after the original meeting.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Timberland common stock.  Accordingly, the three nominees for election as directors who receive the highest number of votes actually cast will be elected.  Pursuant to our Articles of Incorporation, shareholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from each nominee.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.  Our Board of Directors unanimously recommends that you vote FOR the election of each of its director nominees.

Vote Required to Approve Proposal 2: Advisory Approval of Executive Compensation

Approval on an advisory (non-binding) basis of our executive compensation requires the affirmative vote of a majority of the votes cast at the annual meeting.  Abstentions and broker non-votes do not constitute votes cast and therefore will have no effect on the proposal.  Our Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers.

Vote Required to Approve Proposal 3: Ratification of the Selection of the Independent Auditor

Ratification of the selection of Delap LLP as our independent auditor for the fiscal year ending September 30, 2017 requires the affirmative vote of a majority of the votes cast at the annual meeting.  Abstentions do not constitute votes cast and therefore will have no effect on the proposal.  Our Board of Directors unanimously recommends that you vote FOR the ratification of the selection of the independent auditor.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

•        submitting a new proxy with a later date;

•        notifying the Corporate Secretary of Timberland in writing before the annual meeting that you have revoked your proxy; or

•        voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 2, 2016, the voting record date, information regarding share ownership of:

•
those persons or entities (or groups of affiliated persons or entities) known by management to beneficially own more than five percent of Timberland's common stock other than directors and executive officers;

•	each director and director nominee of Timberland;

•	each executive officer of Timberland or Timberland Bank named in the Summary Compensation Table appearing under "Executive Compensation" below (known as "named executive officers"); and

•	all current directors and executive officers of Timberland and Timberland Bank as a group.

Persons and groups who beneficially own in excess of five percent of Timberland's common stock are required to file with the Securities and Exchange Commission ("SEC"), and provide us a copy, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934.  To our knowledge, no other person or entity, other than the ones set forth below, beneficially owned more than five percent of the outstanding shares of Timberland's common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, shares held in the ESOP and 401(k) Plan, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership.  These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

As of the voting record date, there were 6,951,468 shares of Timberland common stock outstanding.

	Number of Shares		Percent of Shares
Name	Beneficially Owned (1)		Outstanding (%)

Beneficial Owners of More Than 5%

Timberland Bank Employee Stock Ownership and 401(k) Plan (2)	892,564		12.8
624 Simpson Avenue
Hoquiam, Washington 98550

Dimensional Fund Advisors LP	593,124	(3)	8.5
Building One, 6300 Bee Cave Road
Austin, Texas 78746

Royce & Associates, LLC	444,200	(4)	6.4
745 Fifth Avenue
New York, New York 10151

Directors

Andrea M. Clinton	9,115		*
Larry D. Goldberg	9,200		*
James C. Mason	22,087		*
Jon C. Parker	60,752		*
David A. Smith	18,173		*
Michael J. Stoney	9,050		*

Named Executive Officers

Michael R. Sand (5)	177,312		2.5
Robert A. Drugge	33,434		*
Dean J. Brydon	62,026		*
Jonathan A. Fischer	19,349		*
Edward C. Foster	9,167		*

All Executive Officers and Directors as a Group (12 persons)	443,570		6.3
_____________
*Less than one percent of shares outstanding.
(1)
The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the voting record date through the exercise of stock options: Ms. Clinton, and Messrs. Goldberg, Mason, Parker, Smith and Stoney, 1,800 shares each; Mr. Sand, 14,800 shares; Mr. Brydon, 13,400 shares; Mr. Drugge, 10,400 shares; Mr. Fischer, 7,200 shares; Mr. Foster, 2,700 shares; and all executive officers and directors as a group, 62,200 shares.

(2)
Represents shares held in the ESOP and 401(k) Plan, consisting of 279,162 shares in the 401(k) portion of the Plan and 613,402 shares in the ESOP portion of the Plan. The Plan has shared voting and dispositive power with respect to shares held by participants. As of the voting record date, 58,169 shares in the 401(k) portion of the Plan were in the accounts of executive officers and included in their totals above. As of the voting record date, 525,232 shares in the ESOP portion of the Plan have been allocated to participants' accounts including 90,343 shares to executive officers which is included in their totals above.

(3)
Based solely on a Schedule 13G/A dated February 9, 2016, regarding shares owned as of December 31, 2015 and reporting sole voting power over 591,921 shares and sole dispositive power over 593,124 shares. According to this filing, Dimensional Fund Advisors LP furnishes investment advice to four investment companies and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (collectively, the "Funds"). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, "Dimensional") may possess voting and/or investment power over the shares reported, and may be deemed to be the beneficial owner of the shares held by the Funds. However, the shares reported are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(4)
Based solely on a Schedule 13G/A dated January 26, 2016, regarding shares owned as of December 31, 2015 and reporting sole voting and dispositive power over the shares. According to this filing, various accounts managed by Royce & Associates, LLC have the right to receive or the power to direct the receipt of dividends from or the proceeds from the sale of the shares reported. One account, Royce Value Trust, Inc. held all of the shares reported.

(5)	Mr. Sand is also a director of Timberland.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven members and is divided into three classes.  Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. The table below sets forth information regarding each director of Timberland and each nominee for director.  The Nominating Committee of the Board of Directors selects nominees for election as directors and has nominated for election as directors Jon C. Parker, James C. Mason and Michael J. Stoney, each to serve for a three-year term, or until their respective successors have been elected and qualified.  Each of our nominees currently serves as a Timberland director, and has consented to being named in this Proxy Statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends a vote "FOR" the election of Messrs. Parker, Mason and Stoney.

	Age as of	Year First Elected or	Term to
Name	September 30, 2016	Appointed Director (1)	Expire

Board Nominees

Jon C. Parker	67	1992	2020 (2)
James C. Mason	61	1993	2020 (2)
Michael J. Stoney	47	2010	2020 (2)

Directors Continuing in Office

Michael R. Sand	62	1993	2018
Andrea M. Clinton	59	1996	2018
David A. Smith	61	2000	2019
Larry D. Goldberg	70	2009	2019

__________
(1)	For years prior to 1998, includes prior service on the Board of Directors of Timberland Bank. Each member of our Board of Directors is also a member of the Board of Directors of the Bank.
(2)	Assuming re-election.

Set forth below is the principal occupation of each nominee for director and each director continuing in office, as well as a brief description of the experience, qualifications, attributes or skills of each nominee or director that led to the conclusion that the person should serve on Timberland's Board of Directors.   All nominees and directors have held their present positions for at least five years unless otherwise indicated.

Jon C. Parker is the majority shareholder/owner of the law firm of Parker, Winkelman & Parker P.S., Hoquiam, Washington, which serves as general counsel to Timberland and Timberland Bank.  Mr. Parker has provided Timberland and Timberland Bank with legal services since 1974.

James C. Mason is the President and owner of the following companies: Mason Timber Inc., Mason Trucking Inc., Masco Petroleum Inc., Aloha Jet Inc., Mason Aviation, Inc., Trailer Services Inc., Mason Properties LLC, Masco Maritime LLC, Grass Island LLC, Masco Oil Warehouse LLC, 110 Commerce Street LLC, 1100 Basich Blvd LLC, 954 Anderson Drive LLC, 2012 Ind Pkwy LLC, 1020 Anderson Dr. LLC, 1104 Basich Blvd LLC, 200 Myrtle LLC, Shelton Renal Care LLC, Holand Center, Inc., Masco Properties LLC and Rainier Jet LLC, all of which are headquartered in Western Washington.

Michael J. Stoney is a licensed Certified Public Accountant and a partner in the accounting firm, Easter and Stoney P.S.

Michael R. Sand has been affiliated with Timberland Bank since 1977 and has served as our President since January 2003.  In September 2003, he was appointed as our Chief Executive Officer.  Prior to his appointment as President and Chief Executive Officer, Mr. Sand had served as Executive Vice President and Secretary of Timberland Bank since 1993 and as Executive Vice President and Secretary of Timberland since its formation in 1997.

Andrea M. Clinton, an interior designer, is the owner of AMC Interiors at Home and AMC Interiors, both of which are located in Olympia, Washington.

David A. Smith is a pharmacist and the owner of Harbor Drug, Inc., a retail pharmacy located in Hoquiam, Washington.

Larry D. Goldberg is a principal partner in Sherwood Associates LP.  Prior to that, Mr. Goldberg spent more than 30 years as a principal partner of Goldberg Furniture Company, retiring in 2001.  Mr. Goldberg currently serves as a civilian member of the Washington State Commission on Judicial Conduct.

The following table identifies the experience, qualifications, attributes and skills that led to the conclusion that the individual should serve as a director of Timberland.

	Current or Past Owner of a Business Enterprise	CPA or Financial Expert	Attorney	Strong Community Presence or Involvement	Knowledge of Local Real Estate Markets	Current or Past CEO or President

Jon C. Parker	X		X	X	X	X
James C. Mason	X	X		X	X	X
Michael J. Stoney	X	X		X	X
Michael R. Sand				X	X	X
Andrea M. Clinton	X			X	X	X
David A. Smith	X			X	X	X
Larry D. Goldberg	X	X		X	X	X

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE MATTERS

Board of Directors

The Boards of Directors of Timberland and Timberland Bank conduct their business through board and committee meetings.  Both Boards generally meet on a monthly basis, holding additional special meetings as needed.  During the fiscal year ended September 30, 2016, the Board of Directors of Timberland held 12 meetings and the Board of Directors of the Bank held 12 meetings.  No director of Timberland or Timberland Bank attended fewer than 75% of the total meetings of the boards and committees on which such person served during this period.

Committees and Committee Charters

The Board of Directors of Timberland has standing Audit, Budget, Nominating, and Strategic Planning and Enterprise Risk Management Committees.  The Boards of Directors of Timberland and Timberland Bank have a joint Compensation Committee.  The Board has adopted written charters for its committees, and copies of the Audit, Nominating and Compensation Committee charters are available on our website at www.timberlandbank.com.  You may also obtain copies of the Audit, Nominating and Compensation Committee charters free of charge by writing to: Dean J. Brydon, Corporate Secretary, Timberland Bancorp, Inc., 624 Simpson Avenue, Hoquiam, Washington 98550, or by calling (360) 533-4747.

Audit Committee.  The Audit Committee consists of Directors Smith, Goldberg and Stoney.  The Committee meets at least quarterly and on an as needed basis to evaluate the effectiveness of our internal controls for safeguarding assets and ensuring the integrity of the financial reporting.  The Committee also appoints the independent auditor and reviews the audit report prepared by the independent auditor.  The Audit Committee met six times during the year ended September 30, 2016.

Each member of the Audit Committee is "independent" in accordance with the requirements for companies listed on Nasdaq.  Director Stoney has been designated by the Board of Directors as the "audit committee financial expert," as defined by the SEC.  Director Stoney is a licensed Certified Public Accountant.

Budget Committee.  The Budget Committee consists of Directors Smith, Goldberg, Stoney and Mason.  The Committee meets at least annually to review the financial projections and assumptions in the budget for the upcoming year.  The Committee then presents the budget to the full Board for approval.  The Budget Committee met once during the year ended September 30, 2016.

Nominating Committee.  The Nominating Committee consists of all independent directors who do not have terms expiring at the next annual meeting.  The Nominating Committee meets annually and on an as needed basis, and is responsible for selecting qualified individuals to fill expiring directors' terms and openings on the Board of Directors.  Final approval of director nominees is determined by the full Board, based on the recommendations of the Nominating Committee.  This Committee met once during the year ended September 30, 2016.

Only those nominations made by the Committee or properly presented by shareholders will be voted upon at the annual meeting.  In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of Timberland Bank's market area.  Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes.  In searching for qualified director candidates to fill vacancies on the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates.  Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates.  The Committee would then consider the potential pool of director candidates, select the candidate it believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as one of our directors.  Although the Nominating Committee charter does not specifically provide for the consideration of shareholder nominees for directors, the Committee will consider director candidates recommended by a shareholder that are submitted in accordance with our Articles of Incorporation.  Because our Articles of Incorporation provide a process for shareholder nominations, the Committee did not believe it was necessary to provide for shareholder nominations of directors in its charter.  If a shareholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of our Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.  For a description of the proper procedure for shareholder nominations, see "Shareholder Proposals" in this Proxy Statement.

As noted above, the Nominating Committee considers a number of criteria when selecting new members of the Board.  Those criteria as well as professional background, industry expertise and geographic location are considered to provide for diversity on our Board of Directors.  These diversity factors are considered when the Nominating Committee and Board are seeking to fill a vacancy or new seat on the Board.

Strategic Planning and Enterprise Risk Management Committee.  The Strategic Planning and Enterprise Risk Management Committee consists of all of Timberland's non-employee directors, who are Directors Mason, Clinton, Parker, Smith, Stoney and Goldberg.  The Committee meets on an as needed basis to assist the Board in identifying areas of strategic direction and opportunity, and evaluating and planning enterprise risk management with the overall primary purpose of enhancing shareholder value.  The Committee met once during the year ended September 30, 2016.

Compensation Committee.  The Boards of Directors of Timberland and Timberland Bank have a joint Compensation Committee, consisting of Directors Mason, Clinton, Goldberg and Stoney.  The Committee meets at least twice per year (including at least once in executive session) and on an as needed basis to discharge the Board's responsibilities relating to executive compensation.  The Compensation Committee approves goals for Mr. Sand, evaluates his performance relative to stated goals and determines his cash and equity compensation.  Mr. Sand is not present during any voting or deliberations by the Committee regarding his compensation.  Mr. Sand makes recommendations to the Compensation Committee regarding the compensation of all other executive officers.  The Committee considers the recommendations of Mr. Sand, evaluates the performance of the executive officers and determines cash and equity compensation for the executive officers.  The Compensation Committee is also responsible for making recommendations to the full Board for director compensation, overseeing executive succession and administering equity plans.  This Committee met twice during the year ended September 30, 2016.

Corporate Governance

We are committed to establishing and maintaining high standards of corporate governance.  Our executive officers and Board of Directors have worked together to establish a comprehensive set of corporate governance initiatives that they believe will serve the long-term interests of our shareholders and employees.  These initiatives are intended to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and Nasdaq rules.  Our Board of Directors will continue to evaluate and improve our corporate governance principles and policies as necessary and as required.

Director Independence.  Our common stock is listed on the Nasdaq Global Market.  In accordance with Nasdaq requirements, at least a majority of our directors must be independent directors.  The Board has determined that five of our seven directors are independent, as defined by Nasdaq.  Directors Clinton, Goldberg, Mason, Smith and Stoney are all independent.  Only Michael R. Sand, who is our President and Chief Executive Officer, and Jon C. Parker, whose firm provides legal counsel to the Bank, are not independent.

Leadership Structure.  The positions of Chairman of the Board and of President and Chief Executive Officer are held by two persons, which has been the case since September 2003.  The Board believes this structure is appropriate for Timberland because it provides the Board with capable leadership and independence from management.  It also allows the President and Chief Executive Officer to focus on the day-to-day business of managing Timberland, while the Chairman leads the Board.

Board Involvement in Risk Oversight.  Risk management is the responsibility of management and risk oversight is the responsibility of the Board.  The Board administers its risk oversight function through its Strategic Planning and Enterprise Risk Management Committee.  The Committee, which is comprised of all non-employee directors, is responsible for identifying and assessing risks that could result in serious harm to shareholder value.  These risks include strategic risk, credit risk, liquidity risk, market risk, operational risk, legal risk, third-party vendor risk and reputation risk.  The Committee meets as needed and works with management on developing strategies to appropriately mitigate the identified risks.  The Board also manages risk through the division of responsibility within its committee structure, with each board committee being responsible for overseeing risk within its area of responsibility.

Directors keep themselves informed of the activities and condition of Timberland and of the risk environment in which it operates by regularly attending Board and assigned Board committee meetings, and by review of meeting materials, auditors' findings and recommendations, and supervisory communications.  Directors stay abreast of general industry trends and any statutory and regulatory developments pertinent to Timberland and the Bank by periodic briefings by senior management, counsel, auditors or other consultants, and by more formal director education.

The Board oversees the conduct of Timberland's business and administers the risk management function by:

•	selecting, evaluating, and retaining competent senior management;

•	establishing, with senior management, Timberland's long- and short-term business objectives, and adopting operating policies to achieve these objectives in a legal and sound manner;

•	monitoring operations to ensure that they are controlled adequately and are in compliance with laws and policies; and

•	overseeing Timberland's business performance.

These responsibilities are governed by a complex framework of federal and state law and regulation as well as regulatory guidelines applicable to the operation of Timberland and the Bank.

The Board ensures that all significant risk-taking activities are covered by written policies that are communicated to appropriate employees.  Specific policies cover material credit, market, liquidity, operational, legal and reputation risks.  The policies are formulated to further Timberland's business plan in a manner consistent with safe and sound practices.  The Board ensures that all such policies are monitored by senior management to make certain that they conform with changes in laws and regulations, economic conditions, and Timberland's and the Bank's circumstances. The policies are implemented by senior management who develop and maintain procedures, including a system of internal controls, designed to foster sound practices, to comply with laws and regulations, and to protect Timberland against external crimes and internal fraud and abuse.

Management regularly provides the Board and its various committees with a significant amount of information regarding a wide variety of matters affecting Timberland.  This includes senior management reports to the Board.  These reports present information in a form meaningful to members of the Board, who recognize that the level of detail and frequency of individual senior management reports will vary with the nature of risk under consideration and Timberland's and the Bank's unique circumstances.  Matters presented to the Board and Board committees generally include information with respect to risk.  The Board and Board committees consider the risk aspects of such information and often request additional information with respect to issues that may involve risk to Timberland.  The Board and Board committees also raise risk issues on their own initiative.

The Board has established a mechanism for independent third party review and testing of compliance with policies and procedures, applicable laws and regulations, and the accuracy of information provided by senior management.  This is accomplished, for example, by an internal auditor reporting directly to the Audit Committee.  In addition, an external audit is performed.  The Audit Committee reviews the auditors' findings with senior management and monitors senior management's efforts to resolve any identified issues and recommendations.  The Audit Committee provides regular reports of its activities to the Board.

The Board also reviews reports of inspection and examination or other supervisory activity, and any other material correspondence received from Timberland's regulators.  Findings and recommendations, if any, are carefully reviewed, and progress in addressing such matters is routinely monitored.

Code of Ethics.  The Board of Directors has adopted codes of ethics for each of our (1) principal executive officers and senior financial officers, (2) directors and (3) officers and other employees.  The codes of ethics require individuals to maintain the highest standards of professional conduct.  Our Code of Ethics for Principal Executive Officers and Senior Financial Officers was filed with the SEC as Exhibit 14 to our Annual Report on Form 10-K for the fiscal year ended September 30, 2003 and is available on our website at www.timberlandbank.com.

Shareholder Communication with the Board of Directors.  The Board of Directors maintains a process for shareholders to communicate with the Board.  Shareholders wishing to communicate with the Board of Directors may do so by mailing a letter marked "Confidential" to the Board of Directors, Timberland Bancorp, Inc., 624 Simpson Avenue, Hoquiam, Washington 98550.  Any communication must state the number of shares beneficially owned by the shareholder making the communication.

Annual Meeting Attendance by Directors.  We do not have a policy regarding Board member attendance at annual meetings of shareholders.  All members of the Board of Directors attended the 2016 annual meeting of shareholders.

Related Party Transactions.  We have followed a policy of granting loans to our employees, officers and directors, which fully complies with all applicable federal regulations.  Loans to our directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with non-insider employees prevailing at the time, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee.  Under Timberland Bank's current employee and director loan benefit program, all employees and directors are entitled to the following preferred terms:

•	Adjustable rate mortgage for personal residence: interest rate is 1.5% above Timberland Bank's cost of funds (subject to a floor of 4.25%); no loan fee is charged.

•	Fixed rate mortgage for personal residence: interest rate is set at the current Federal Home Loan Mortgage Corporation par rate; no loan fee is charged.

•	Home equity line of credit: interest rate is the Prime Rate (subject to a floor of 4.00%); no loan fee is charged.

•	Consumer loans: normal interest rates apply; no loan fee is charged.

•	Personal computer purchases: interest rate is currently 3.0%; no loan fee is charged.

No directors or executive officers had loans in excess of $120,000 outstanding under the loan benefit program at September 30, 2016.

Loans to directors and executive officers are made in accordance with the same underwriting guidelines for non-insider customers and do not involve more than the normal risk of collectibility, or present other unfavorable features.  Loans to directors and executive officers are approved by the Board of Directors, with the director involved excluded from the vote.  Loans and available lines of credit to all directors and executive officers and their associates totaled approximately $351,000 at September 30, 2016, which was 0.4% of our equity at that date.  All loans to directors and executive officers were performing in accordance with their terms at September 30, 2016.

Director Parker is a member of the law firm of Parker, Winkelman & Parker P.S., which serves as general counsel to Timberland Bank and Timberland.  We paid legal fees of $126,908 to Parker, Winkelman & Parker P.S. for services it rendered during the fiscal year ended September 30, 2016, all of which constitutes Director Parker's interest.

DIRECTORS' COMPENSATION

The following table shows the compensation paid to our directors for the fiscal year ended September 30, 2016, with the exception of Michael R. Sand, who is our President and Chief Executive Officer, and whose compensation is included in the section below entitled "Executive Compensation."

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)

Andrea M. Clinton	27,300	1,460	28,760
Larry D. Goldberg	30,300	1,460	31,760
James C. Mason	27,000	1,460	28,460
Jon C. Parker	31,500	1,460	32,960
David A. Smith	29,400	1,460	30,860
Michael J. Stoney	29,700	1,460	31,160
Ronald A. Robbel (2)	3,100	--	3,100

___________
(1)
Represents the aggregate grant date fair value of awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, "Compensation – Stock Compensation" ("FASB ASC Topic 718"). For a discussion of valuation assumptions, see Note 13 of the Notes to Consolidated Financial Statements in Timberland's Annual Report on Form 10-K for the year ended September 30, 2016. Each director had options to purchase 5,000 shares of Timberland common stock outstanding at September 30, 2016.

(2)	Mr. Robbel retired effective as of October 27, 2015.

For the year ended September 30, 2016, each of the non-employee directors received a retainer of $1,500 per month (except the Chairman of the Board, who received a retainer of $2,000 per month), $500 for each regular Board meeting attended, $500 for each Audit Committee meeting attended and $300 for certain other committee meetings attended.  In addition, each non-employee director may periodically receive a discretionary stock-based award, if shares are available.  On September 27, 2016, each non-employee director received an award of options to purchase 1,000 shares of Timberland common stock. The options vest pro rata over a five-year period from the grant date, with the first 20% vesting one year after the grant date.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee

The Compensation Committee of Timberland Bank administers all policies that govern executive compensation for Timberland and Timberland Bank.  Because Timberland has no employees other than Bank employees who perform services on behalf of Timberland without additional compensation, the Bank's Compensation Committee evaluates individual executive performance, compensation policies and salaries.  This Committee is responsible for evaluating the performance of our Chief Executive Officer, while the Chief Executive Officer evaluates the performance of other senior officers of Timberland Bank and makes recommendations to the Committee regarding their compensation levels.

Objectives and Overview of the Compensation Program

Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of Timberland and Timberland Bank.  The principles underlying our executive compensation policies are:

•	to attract and retain key executives who are vital to our long-term success;

•	to provide levels of compensation competitive with those offered throughout the banking industry and consistent with our level of performance; and

•	to motivate executives to enhance long-term shareholder value by building their equity interest in Timberland.

In making its recommendations for executive compensation, the Committee considers numerous factors, including the past service of the executive, the present and potential contributions of the executive to our success, and other factors deemed relevant, including the executive's number of years of service and position with Timberland and Timberland Bank.  In addition, the Committee may review compensation reports prepared by third parties of companies and banks that are of a similar size and in a similar location in order to make their recommendations.  The Committee does not apply a formula assigning specific weights to any of these factors when making its determinations.

Elements of Compensation

The Compensation Committee focuses primarily on the following three components in forming the total compensation package for our executive officers:

•	base salary;

•	annual bonus; and

•	long-term incentive compensation.

The current compensation plans involve a combination of salary and annual bonus to reward short-term performance, and equity awards and contributions to the Timberland Bank ESOP and 401(k) Plan as long-term incentive compensation, as well as to provide employees with a retirement benefit.  There is no formula whereby one element of compensation is used to offset another element.

Base Salary.  Base salary is intended to create a secure base of cash compensation for executives and to reward an executive's ongoing performance.  Base salaries are standard in the banking industry for most positions, including executive positions.  Timberland Bank's Board of Directors approves an annual base salary for all senior officers and executive officers, based upon recommendations from the Compensation Committee.  Annual base salaries are generally effective October 1st of each year.  Factors considered in setting base salaries include the executive's performance, our overall performance and compensation levels in the financial industry, among other factors.

The salary levels of our executive officers are designed to be competitive with those of executives at similarly-sized institutions in our market area.  Each year, management reviews the Northwest Financial Industry Salary Survey prepared by Milliman USA and provides salary range information to the Compensation Committees.  Executive salaries generally fall within the ranges provided by the survey data; however, individual salaries may fall outside the range depending on an individual's qualifications and contributions.  Individual annual performance is reviewed by the Compensation Committee (in the case of the Chief Executive Officer) or the Chief Executive Officer (in the case of the other executive officers) to determine adjustments to compensation.  The Compensation Committee also evaluates compensation in light of our annual financial performance.  Material changes in compensation are rare but may be made to reward an executive for his or her contributions to our success.

Annual Bonus.  Bonuses are intended to reward performance in furthering our financial goals.  Annual bonuses supplement base salary and allow us to provide a competitive pay package to our executive officers.  We maintain a discretionary bonus plan, which is primarily based on Timberland Bank's net income and various financial goals for each fiscal year.  The bonuses are typically paid in December following the September 30th year end.

The Chief Executive Officer receives a bonus equal to one-half of one percent of Timberland Bank's net income.  The Chief Financial Officer and the other named executive officers have the potential to earn up to 30% of their base salaries in annual bonuses.  These bonuses are awarded based on a subjective determination, but objective factors such as net income, net interest margin, asset quality and deposit growth will also be considered.

Long-Term Incentive Compensation.  Long-term incentive compensation is intended to reward executives for their performance, while encouraging them to remain employed by Timberland and Timberland Bank.  We grant long-term compensation in the form of equity awards and contributions to the Timberland Bank ESOP and 401(k) Plan.

Equity-based compensation functions as long-term incentive because awards are generally made with a five-year vesting schedule.  In addition, the value of awards varies in part as a function of our financial performance.  Awards are made either in the form of stock options or restricted stock.  Awards may be subject to time- and/or performance-based conditions.  We maintain the 2014 Equity Incentive Plan, which was approved by our shareholders.  The plan is administered and interpreted by the Compensation Committee.  Under the plan, the Committee determines which officers and key employees will receive awards, the number of shares subject to each option or shares of restricted stock awarded, and the vesting of the awards.  In addition, newly hired employees may receive awards at the time of their employment.  The per share exercise price of an option will equal at least 100% of the fair market value of a share of common stock on the date the option is granted.  All equity-based awards are subject to the approval of the Board of Directors.

Timberland Bank also maintains an ESOP and 401(k) Plan, which is for the benefit of employees with at least one year of service.  Employees who have attained the age of 18 are eligible to participate in the 401(k) Plan and employees who have attained the age of 21 are eligible to participate in the ESOP.  Each year, we make a contribution of at least three percent of each participant's eligible compensation to the 401(k) portion of the plan.  Each year shares held in the ESOP are released for allocation as debt of the ESOP is repaid.  The released shares are allocated based on the percentage of a participant's salary in relation to total salaries of all eligible participants.

Other Considerations

We have not adopted a formal policy or any employment agreement provisions that enable recovery of incentive awards in the event of misstated or restated financial results. However, Section 304 of the Sarbanes-Oxley Act of 2002 provides some ability to recover incentive awards in certain circumstances.  If we are required to restate our financials due to noncompliance with any financial reporting requirements as a result of misconduct, the Chief Executive Officer and Chief Financial Officer must reimburse us for (1) any bonus or other incentive- or equity-based compensation received during the 12 months following the first public issuance of the non-complying document, and (2) any profits realized from the sale of Timberland securities during those 12 months.

The Compensation Committee does not have a formal written policy guiding the timing of equity grants.  All equity grants were made after formal Board approval.  We have reviewed our equity grant practices and have confirmed that all past equity grants have been consistent with SEC guidelines.

Compensation Committee Report

The Compensation Committee of the Board of Directors of Timberland Bank has submitted the following report for inclusion in this Proxy Statement:

We have reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management.  Based on the Committee's review of and the discussion with management with respect to the Compensation Discussion and Analysis, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

The foregoing report is provided by the following directors, who constitute the Compensation Committee:

Compensation Committee:               James C. Mason
Andrea M. Clinton
Larry D. Goldberg
Michael J. Stoney

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information regarding compensation earned during the fiscal years ended September 30, 2016, 2015 and 2014 by our named executive officers: (1) Michael R. Sand, our principal executive officer; (2) Dean J. Brydon, our principal financial officer; and (3) our three other most highly compensated officers who earned in excess of $100,000, who are Robert A. Drugge, Jonathan A. Fischer and Edward C. Foster.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensa- tion ($)(2)	Total ($)

Michael R. Sand	2016	312,743	51,308	7,300	20,582	391,933
President and Chief Executive Officer of	2015	297,850	42,069	26,700	16,570	383,189
Timberland and Timberland Bank	2014	259,000	29,717	50,400	19,408	358,525

Dean J. Brydon	2016	187,567	48,533	2,920	14,490	253,510
Executive Vice President and Chief	2015	182,104	36,533	9,410	10,692	238,739
Financial Officer of Timberland and	2014	175,100	26,307	36,800	12,429	250,636
Timberland Bank

Robert A. Drugge	2016	187,567	48,533	2,920	14,490	253,510
Executive Vice President of Lending	2015	182,104	36,533	9,410	10,692	238,739
of Timberland and Timberland Bank	2014	175,100	26,307	23,800	12,429	237,636

Jonathan A. Fischer (3)	2016	162,000	41,918	2,920	12,457	219,295
Executive Vice President and Chief
Operating Officer of Timberland
and Timberland Bank

Edward C. Foster (3)	2016	155,820	40,318	2,920	12,045	211,103
Executive Vice President and Chief
Credit Administrator of Timberland
and Timberland Bank
____________
(1)
Represents the aggregate grant date fair value of awards, computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 13 of the Notes to Consolidated Financial Statements in Timberland's Annual Report on Form 10-K for the year ended September 30, 2016.

(2)	Please see the table below for more information on the other compensation paid to our named executive officers in the year ended September 30, 2016.
(3)	Not a named executive officer in 2015 or 2014.

All Other Compensation.  The following table sets forth details of "All Other Compensation," as presented above in the Summary Compensation Table for the year ended September 30, 2016.

Name	401(k) Plan Contribution ($)	ESOP Contribution ($)	Life Insurance Premiums ($)	Membership Dues ($)	Personal Use of Company Vehicle ($)	Total ($)

Michael R. Sand	7,950	8,475	600	2,943	614	20,582
Dean J. Brydon	6,723	7,167	600	--	--	14,490
Robert A. Drugge	6,723	7,167	600	--	--	14,490
Jonathan A. Fischer	5,763	6,143	551	--	--	12,457
Edward C. Foster	5,568	5,935	542	--	--	12,045

Employment Agreements.  On March 26, 2013, Timberland and Timberland Bank entered into employment agreements with Michael R. Sand and Dean J. Brydon.  The agreements have initial terms from March 26, 2013 through March 25, 2016.  The term of each agreement has been extended through March 26, 2019, and will be extended on each March 26 thereafter, unless either party gives at least 90 days prior written notice to the other that the employment period will not be extended, or the Board of Directors of Timberland or Timberland Bank (or in each case its designated committee) does not approve the renewal of the agreement.  The agreements provide for an annual base salary of $312,743 and $187,567 for Messrs. Sand and Brydon, respectively.  The base salary will be reviewed annually and may be increased at the discretion of the Board. The agreements provide that the executives will be eligible to receive performance-based and discretionary bonuses, and also to receive employee benefits on as favorable a basis as other similarly situated and performing senior executives of Timberland and Timberland Bank.  The agreements provide that compensation may be paid in the event of the executive's disability, death or termination, as described below under "Potential Payments Upon Termination."

Grants of Plan-Based Awards

The following table shows information regarding grants of plan-based awards made to our named executive officers for the fiscal year ended September 30, 2016.

Name	Grant Date	Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards ($)

Michael R. Sand	09/27/16	5,000	15.67	7,300
Dean J. Brydon	09/27/16	2,000	15.67	2,920
Robert A. Drugge	09/27/16	2,000	15.67	2,920
Jonathan A. Fischer	09/27/16	2,000	15.67	2,920
Edward C. Foster	09/24/16	2,000	15.67	2,920
_____________
(1)	Option awards vest ratably over the five-year period from the grant date, with the first 20% vesting one year after the grant date.

Outstanding Equity Awards

The following information with respect to outstanding equity awards as of September 30, 2016 is presented for the named executive officers.  The named executive officers did not have any equity incentive plan awards or stock awards outstanding as of September 30, 2016.

Name	Grant Date	Option Awards (1)
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Michael R. Sand	10/22/13	8,000	12,000	9.00	10/22/23
	04/30/15	2,000	8,000	10.55	04/30/25
	09/22/15	800	3,200	10.71	09/22/25
	09/27/16	--	5,000	15.67	09/27/26

Dean J. Brydon	10/23/12	3,000	2,000	6.00	10/23/22
	10/22/13	4,000	6,000	9.00	10/22/23
	01/24/14	1,600	2,400	10.59	01/24/24
	04/30/15	600	2,400	10.55	04/30/25
	09/22/15	400	1,600	10.71	09/22/25
	09/27/16	--	2,000	15.67	09/27/26

Robert A. Drugge	10/23/12	3,000	2,000	6.00	10/23/22
	10/22/13	2,000	3,000	9.00	10/22/23
	01/17/14	1,600	2,400	10.26	01/17/24
	04/30/15	600	2,400	10.55	04/30/25
	09/22/15	400	1,600	10.71	09/22/25
	09/27/16	--	2,000	15.67	09/27/26

Jonathan A. Fischer	10/23/12	2,400	1,600	6.00	10/23/22
	10/22/13	2,000	3,000	9.00	10/22/23
	04/30/15	600	2,400	10.55	04/30/25
	09/22/15	400	1,600	10.71	09/22/25
	09/27/16	--	2,000	15.67	09/27/26

Edward C. Foster	10/23/12	--	1,400	6.00	10/23/22
	10/22/13	--	3,000	9.00	10/22/23
	04/30/15	600	2,400	10.55	04/30/25
	09/22/15	400	1,600	10.71	09/22/25
	09/27/16	--	2,000	15.67	09/27/26
___________
(1)	Equity awards vest ratably over the five-year period from the grant date, with the first 20% vesting one year after the grant date.

Potential Payments Upon Termination

We have entered into agreements with the named executive officers that provide for potential payments upon disability, termination and death.  In addition, our equity plans also provide for potential payments upon termination. The following table shows, as of September 30, 2016, the value of potential payments and benefits following a termination of employment under a variety of scenarios.

	Involuntary Termination ($)	Involuntary Termination Following Change in Control ($)	Death ($)	Disability ($)

Michael R. Sand
Employment Agreement	732,973	732,973	--	--
Equity Plans	--	139,128	139,128	139,128

Dean J. Brydon
Employment Agreement	487,037	534,248	--	--
Equity Plans	--	93,088	93,088	93,088

Robert A. Drugge
Severance Plan	--	354,150	--	--
Equity Plans	--	73,630	76,630	73,630

Jonathan A. Fischer
Severance Plan	--	322,867	--	--
Equity Plans	--	56,554	56,554	56,554

Edward C. Foster
Severance Plan	--	294,210	--	--
Equity Plans	--	54,604	54,604	54,604

Employment Agreements.  Timberland and Timberland Bank entered into employment agreements with Mr. Sand and Mr. Brydon effective March 26, 2013.  The agreements provide that compensation may be paid in the event of the executive's disability, termination and death.

The agreements provide for severance benefits in the event the executive's employment is terminated by Timberland and Timberland Bank, other than for cause or as a result of the executive's death or disability, or if the employment is terminated by the executive for good reason ("Termination").  For a Termination not in connection with a change in control, Mr. Sand and Mr. Brydon would be entitled to continued payments of their base salary as in effect at the time of Termination, plus continued medical, dental, life insurance, and other benefits for the remaining term of the agreement.   For a Termination occurring after a change in control event, Mr. Sand and Mr. Brydon each would be entitled to receive an amount equal to 299% of their "base amount" as defined under Section 280G of the Internal Revenue Code, payable in a lump sum within 25 days of the change in control, and continued benefits for the remaining term of the agreement.  The agreements are subject to the golden parachute payment restrictions of Section 280G and other regulatory provisions, and include a clawback provision should any severance payment require recapture under any applicable statute, law, regulation or regulatory interpretation or guidance.

 In the event of the death of Mr. Sand or Mr. Brydon while employed, Timberland and Timberland Bank will jointly pay to the executive's estate, or such person as the executive may have previously designated in writing, the salary which was not previously paid to the executive and which he would have earned if he had continued to be employed under the agreement through the last day of the calendar month in which the executive died, together with the benefits provided hereunder through such date.

Mr. Sand's and Mr. Brydon's agreements provide that if the executive becomes entitled to benefits under the terms of the then-current disability plan, if any, of Timberland or Timberland Bank or becomes otherwise unable to fulfill his duties under the employment agreement, he shall be entitled to receive such group and other disability benefits, if any, as are then provided for executive employees.  In the event of the executive's disability, the agreement will not be suspended, except that (1) the obligation to pay the executive's salary will be reduced by the amount of disability income benefits he receives and (2) upon a resolution adopted by a majority of the disinterested members of the Board of Directors or the Compensation Committee, Timberland and Timberland Bank may discontinue payment of the executive's salary beginning six months following a determination that the executive has become entitled to benefits under the disability plan or otherwise unable to fulfill his duties under the employment agreement.  If the executive's disability does not constitute a disability within the meaning of Section 409A of the Internal Revenue Code, and he is a "specified employee" within the meaning of Section 409A, then disability payments will not begin until the earlier of his death or the sixth month anniversary of his separation from service.

The agreements for Messrs. Sand and Brydon contain restrictive covenants prohibiting the unauthorized disclosure of confidential information of Timberland or its affiliates by the executives during and after their employment with Timberland and Timberland Bank.  The employment agreement for Mr. Sand prohibits him from competing with Timberland and its affiliates and for soliciting their employees or customers during employment and after termination of employment for any reason.  The non-solicitation and non-competition provisions apply to Mr. Sand for a period of six months following any termination.

Severance Plan.  On March 26, 2007, Timberland and Timberland Bank adopted the Timberland Bank Employee Severance Compensation Plan, which provides eligible employees of the Bank with the potential to receive severance pay in connection with a change in control of Timberland or Timberland Bank.  Messrs. Drugge, Fischer and Foster participate in this plan.  Under the plan, if an executive's employment with Timberland Bank is terminated or the executive terminates his employment for good reason (as defined in the plan) within one year following a change in control, the executive shall receive a lump sum cash payment equal to the product of the executive's monthly compensation and his years of service (including partial years rounded to the nearest full year) from the executive's date of hire through the date of termination.  The plan further provides that officers holding a position of vice president or higher are entitled to a minimum payment equal to 18 times his/her monthly compensation and the maximum payment may not exceed two hundred percent (200%) of the officer's annual compensation.

Equity Plans.  The 2003 Stock Option Plan provides that if a tender offer is commenced or if a change in control occurs, all options granted and not fully exercisable shall become exercisable in full.  The 2014 Equity Incentive Plan provides that upon a change in control of Timberland followed by an involuntary termination of the award recipient within 12 months of the change in control or upon the termination of the award recipient's service due to death or disability, all unvested awards under the 2014 Equity Incentive Plan shall become exercisable in the case of stock options, or vest in the case of restricted stock, as of the date of the termination.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Directors Mason, Clinton, Goldberg and Stoney.  No members of this Committee were officers or employees of Timberland or any of its subsidiaries during the year ended September 30, 2016, nor were they formerly Timberland officers or had any relationships otherwise requiring disclosure.

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank Act"), we are required to include in our annual meeting proxy statements and present at the annual meeting of shareholders a non-binding shareholder resolution to approve the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.  This proposal, commonly known as a "say-on-pay" proposal, gives shareholders the opportunity to endorse or not endorse the compensation of Timberland's executives as disclosed in this Proxy Statement.  We currently hold a say-on-pay vote every year.  The proposal will be presented at the annual meeting in the form of the following resolution:

RESOLVED, that the shareholders approve the compensation of Timberland Bancorp, Inc.'s named executive officers as disclosed in the compensation tables and related material in the Proxy Statement for the 2017 annual meeting of shareholders.

This vote will not be binding on our Board of Directors and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board.  It will also not affect any compensation paid or awarded to any executive.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of Timberland and Timberland Bank, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers, and to align to the greatest extent possible the interests of management and shareholders. Our Board of Directors believes that our compensation policies and procedures achieve these objectives.  The Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

AUDIT COMMITTEE REPORT

The Audit Committee reports as follows with respect to Timberland's audited financial statements for the fiscal year ended September 30, 2016:

•	The Audit Committee has reviewed and discussed the 2016 audited financial statements with management;

•	The Audit Committee has discussed with the independent auditor, Delap LLP, the matters required to be discussed by Auditing Standard No. 1301, as amended;

•
The Audit Committee has received written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor's independence; and

•
The Audit Committee has, based on its review and discussions with management of the 2016 audited financial statements and discussions with the independent auditor, recommended to the Board of Directors that Timberland's audited financial statements for the year ended September 30, 2016 be included in its Annual Report on Form 10-K.

The foregoing report is provided by the following directors, who constitute the Audit Committee:

Audit Committee:                          Michael J. Stoney, Chairman
David A. Smith
Larry D. Goldberg

This report shall not be deemed to be incorporated by reference or by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

PROPOSAL 3 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

The Audit Committee operates under a written charter adopted by the Board of Directors.  In fulfilling its oversight responsibility of reviewing the services performed by Timberland's independent auditor, the Committee carefully reviews the policies and procedures for the engagement of the independent auditor.  The Audit Committee also discussed with Delap LLP the overall scope and plans for the audit, and the results of its audit.  The Committee also reviewed and discussed with Delap LLP the fees paid, as described below.

The Audit Committee of the Board of Directors has selected Delap LLP as our independent auditor for the year ending September 30, 2017 and that selection is being submitted to shareholders for ratification.  Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Delap LLP to our shareholders for ratification as a matter of good corporate practice.  If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm.  Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Timberland and our shareholders.  Delap LLP served as our independent auditor for the year ended September 30, 2016 and a representative of the firm will be present at the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Delap LLP as our independent auditor.

The following table sets forth the aggregate fees billed to Timberland and Timberland Bank by Delap LLP for professional services rendered for the fiscal years ended September 30, 2016 and 2015.

	Year Ended September 30,
	2016	2015
Audit Fees (1)(2)	$268,000	$251,000
Audit-Related Fees (3)	--	3,244
Tax Fees (4)	13,000	13,000
All Other Fees	--	--

______________
(1)	Includes fees for the annual audit and quarterly reviews of the consolidated financial statements, plus out-of-pocket expenses.
(2)	Includes fees for the audit of internal control over financial reporting for the year ended September 30, 2016.
(3)	Consists of fees related to consultations on various accounting and reporting matters.
(4)	Consists of fees for the preparation of income tax returns and tax advice.

The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent auditor and the estimated fees for these services in connection with its annual review of its charter.  Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee.  If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting for ratification.  In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditor and whether the service could compromise the independence of the independent auditor.  All of the services provided by Delap LLP described above were approved by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our directors and executive officers, and persons who own more than 10% of Timberland's common stock, to report their initial ownership of the common stock and any subsequent changes in that ownership to the SEC.  Directors, executive officers and greater than 10% shareholders are required by regulation to furnish us with copes of all Section 16(a) forms they file.  The SEC has established filing deadlines for these reports and we are required to disclose in this Proxy Statement any late filings or failures to file.  Based solely on our review of the copies of such forms we have received and written representations provided to us by the above referenced persons, we believe that, during the fiscal year ended September 30, 2016, all filing requirements applicable to our reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will pay the cost of soliciting proxies.  In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone without additional compensation.  We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

Our annual report to shareholders, including financial statements, will be mailed on or about December 19, 2016 to all shareholders of record as of the close of business on the record date.  Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Corporate Secretary, Timberland Bancorp, Inc., 624 Simpson Avenue, Hoquiam, Washington 98550.  The annual report is not to be considered as part of the proxy solicitation material or as having been incorporated herein by reference.  In addition, a copy our Annual Report on Form 10-K for the fiscal year ended September 30, 2016 is available to each record and beneficial owner of Timberland's common stock without charge upon written request to the Corporate Secretary at the address given above.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at next year's annual of shareholders must be received at the executive office at 624 Simpson Avenue, Hoquiam, Washington 98550, no later than August 21, 2017.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act, and as with any shareholder proposal (regardless of whether included in our proxy materials), our Articles of Incorporation and Bylaws.

Our Articles of Incorporation provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days' notice of the meeting is given to shareholders, such written notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders.  We anticipate that, in order to be timely, shareholder nominations or proposals intended to be made at the annual meeting must be made by December 23, 2016.  As specified in the Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including the person's name, age, business address and number of shares of common stock held, a written consent to being named in the Proxy Statement as a nominee and to serving as a director, if elected, and certain other information regarding the shareholder giving such notice.  The notice with respect to business proposals to be brought before the annual meeting must state the shareholder's name, address and number of shares of common stock held, a brief discussion of the business to be brought before the annual meeting, the reasons for conducting such business at the meeting, and any interest of the shareholder in the proposal.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ DEAN J. BRYDON

DEAN J. BRYDON CORPORATE SECRETARY

Hoquiam, Washington
December 19, 2016

TIMBERLAND BANCORP, INC. ATTN: DEAN J. BRYDON 624 SIMPSON AVENUE HOQUIAM, WA 98550
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on January 23, 2017. Have your proxy card  in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on January 23, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TIMBERLAND BANCORP, INC.	For All	Withhold All	For All Execpt	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends a vote "For All" the following nominees listed below for a three-year term:	☐	☐	☐

1. Election of Directors

Nominees:

01 Jon C. Parker 02 James C. Mason 03 Michael J. Stoney

The Board of Directors recommends you vote "FOR" proposals 2 and 3.
	For	Against	Abstain
2. Advisory (non-binding) approval of the compensation of our named executive officers as disclosed in the proxy statement.	[ ]	[ ]	[ ]

3. Ratification of the Audit Committee's selection of Delap LLP as our independent auditor for 2017.	[ ]	[ ]	[ ]

NOTE: In their discretion, upon such other matters as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary capacity, please give your full title.  If shares are held jointly, each holder should sign. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and the 2016 Annual Report to Shareholders are available at https://materials.proxyvote.com/887098

REVOCABLE PROXY

TIMBERLAND BANCORP, INC.
Annual Meeting of Shareholders
January 24, 2017 at 1:00 PM, local time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Timberland Bancorp, Inc. ("Timberland") with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Timberland which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at The Polson Museum, 1611 Riverside Avenue, Hoquiam, Washington 98550, on Tuesday, January 24, 2017 at 1:00 p.m., local time, and at any and all adjournments thereof, as indicated.

The undersigned acknowledges receipt from Timberland prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated December 19, 2016, and the 2016 Annual Report to Shareholders.

This proxy, will be voted as directed, but if no instructions are specified, this proxy will be voted FOR all the nominees listed and FOR proposals 2 and 3. If any other business is presented at the annual meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting. This proxy also confers discretionary authority on the Proxy Committee to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the annual meeting.

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Corporate Secretary of Timberland at the meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

Please complete, date, sign and mail this proxy promptly in the enclosed postage-prepaid envelope.  You may also vote by telephone or the Internet by following the instructions on the reverse side.

Continued and to be signed on reverse side